Exhibit 25
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) [___]
___________________________
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	04-3401714 (I.R.S. Employer Identification Number)
150 Royall Street, Canton, MA (Address of principal executive offices)	02021 (Zip Code)
Law Department Computershare Trust Company, National Association 150 Royall Street, Canton, MA 02021 (781) 575-2000 (Name, address and telephone number of agent for service)
_____________________________

Encompass Health Corporation1
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	63-0860407 (I.R.S. Employer Identification Number)
9001 Liberty Parkway Birmingham, Alabama (Address of principal executive offices)	35242 (Zip Code)
_____________________________
Debt Securities
(Title of the indenture securities)
1 See Table 1 for additional registrants

TABLE 1: ADDITIONAL REGISTRANTS
The following direct and indirect subsidiaries of Encompass Health Corporation may guarantee debt securities issued by Encompass Health Corporation and are co-registrants under this registration statement with respect to the guarantees only.

Exact Name of Registrant as Specified in its Charter and Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices#	State or other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Advanced Homecare Holdings, Inc.	Delaware	61-1475415
Continental Medical Systems, LLC	Delaware	51-0287965
Continental Rehabilitation Hospital of Arizona, Inc.	Delaware	25-1622264
Encompass Health Acquisition Holdings Subsidiary, LLC	Delaware	38-3972785
Encompass Health Acquisition Holdings, LLC	Delaware	47-4222377
Encompass Health Alabama Real Estate, LLC	Delaware	81-2766540
Encompass Health Arizona Real Estate, LLC	Delaware	45-2816261
Encompass Health Arkansas Real Estate, LLC	Delaware	47-5318134
Encompass Health Boise Holdings, LLC	Delaware	82-4174650
Encompass Health Bryan Holdings, LLC	Delaware	47-5382676
Encompass Health California Real Estate, LLC	Delaware	46-0772862
Encompass Health Cape Coral Holdings, LLC	Delaware	88-1281126
Encompass Health Central Arkansas Holdings, Inc.	Delaware	25-1604215
Encompass Health Charleston Holdings, LLC	Delaware	85-2731879
Encompass Health Colorado Real Estate, LLC	Delaware	45-2973710
Encompass Health Dayton Holdings, LLC	Delaware	84-4903477
Encompass Health Deaconess Holdings, LLC	Delaware	45-4093563
Encompass Health Eau Claire Holdings, LLC	Delaware	87-1466834
Encompass Health Fairlawn Holdings, LLC	Delaware	02-0393832
Encompass Health GKBJH Holdings, LLC	Delaware	81-0798944
Encompass Health Grand Forks Holdings, LLC	Delaware	87-0913896
Encompass Health Gulfport Holdings, LLC	Delaware	81-4340729
Encompass Health Illinois Real Estate, LLC	Delaware	84-2359235
Encompass Health Iowa City Holdings, LLC	Delaware	84-4201538
Encompass Health Iowa Real Estate, LLC	Delaware	83-1251272
Encompass Health Johnson City Holdings, LLC	Delaware	46-5136877
Encompass Health Joint Ventures Holdings, LLC	Delaware	45-3462275
Encompass Health Jonesboro Holdings, Inc.	Delaware	62-1347455
Encompass Health Kansas Real Estate, LLC	Delaware	45-5092337
Encompass Health Kentucky Real Estate, LLC	Delaware	27-5440425
Encompass Health Kingsport Holdings, LLC	Delaware	85-4260711
Encompass Health Knoxville Holdings, LLC	Delaware	85-0842255

Encompass Health Littleton Holdings, LLC	Delaware	83-1872535
Encompass Health Louisiana Real Estate, LLC	Delaware	84-3901571
Encompass Health Lubbock Holdings, LLC	Delaware	82-2884550
Encompass Health Martin County Holdings, LLC	Delaware	45-4094041
Encompass Health Maryland Real Estate, LLC	Delaware	47-5529679
Encompass Health Massachusetts Real Estate, LLC	Delaware	47-5517900
Encompass Health Midland Odessa Holdings, LLC	Delaware	81-2974816
Encompass Health Moline Holdings, LLC	Delaware	84-3888637
Encompass Health Myrtle Beach Holdings, LLC	Delaware	81-1407007
Encompass Health Naples Holdings, LLC	Delaware	92-0746218
Encompass Health Nevada Real Estate, LLC	Delaware	46-3643875
Encompass Health New Mexico Real Estate, LLC	Delaware	46-3662902
Encompass Health Ohio Real Estate, LLC	Delaware	45-4508186
Encompass Health Owned Hospitals Holdings, LLC	Delaware	27-2457679
Encompass Health Pennsylvania Real Estate, LLC	Delaware	46-3458365
Encompass Health Properties, LLC	Delaware	63-1133453
Encompass Health Real Estate, LLC	Delaware	27-2811002
Encompass Health Rehabilitation Hospital of Abilene, LLC	Delaware	26-2652076
Encompass Health Rehabilitation Hospital of Albuquerque, LLC	Delaware	63-1011171
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC	Delaware	45-2905189
Encompass Health Rehabilitation Hospital of Arlington, LLC	Delaware	63-1184844
Encompass Health Rehabilitation Hospital of Austin, LLC	Delaware	26-1408389
Encompass Health Rehabilitation Hospital of Bakersfield, LLC	Delaware	63-1184845
Encompass Health Rehabilitation Hospital of Bluffton, LLC	Delaware	81-1718775
Encompass Health Rehabilitation Hospital of Braintree, LLC	Delaware	90-1015323
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC	Delaware	47-3054927
Encompass Health Rehabilitation Hospital of Cincinnati, LLC	Delaware	45-1441844
Encompass Health Rehabilitation Hospital of City View, Inc.	Delaware	25-1587575
Encompass Health Rehabilitation Hospital of Clermont, LLC	Delaware	85-2048497
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.	Delaware	25-1612420
Encompass Health Rehabilitation Hospital of Columbia, Inc.	Delaware	63-0974715
Encompass Health Rehabilitation Hospital of Concord, Inc.	Delaware	63-1102594
Encompass Health Rehabilitation Hospital of Cumming, LLC	Delaware	46-5003520
Encompass Health Rehabilitation Hospital of Cypress, LLC	Delaware	27-3444511
Encompass Health Rehabilitation Hospital of Dallas, LLC	Delaware	26-2934144
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC	Delaware	27-2457834
Encompass Health Rehabilitation Hospital of Dothan, Inc.	Alabama	63-1097851
Encompass Health Rehabilitation Hospital of East Valley, LLC	Delaware	26-2942698
Encompass Health Rehabilitation Hospital of Erie, LLC	Delaware	63-1105904
Encompass Health Rehabilitation Hospital of Florence, Inc.	South Carolina	57-0775688

Encompass Health Rehabilitation Hospital of Fort Smith, LLC	Delaware	63-1105919
Encompass Health Rehabilitation Hospital of Franklin, LLC	Delaware	27-4344918
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC	Delaware	20-0949793
Encompass Health Rehabilitation Hospital of Gadsden, LLC	Delaware	27-4000610
Encompass Health Rehabilitation Hospital of Greenville, LLC	Delaware	83-3672761
Encompass Health Rehabilitation Hospital of Harmarville, LLC	Delaware	52-1960506
Encompass Health Rehabilitation Hospital of Henderson, LLC	Delaware	63-1262946
Encompass Health Rehabilitation Hospital of Humble, LLC	Delaware	46-4003807
Encompass Health Rehabilitation Hospital of Jacksonville, LLC	Delaware	85-2358003
Encompass Health Rehabilitation Hospital of Johnston, LLC	Delaware	84-1754425
Encompass Health Rehabilitation Hospital of Katy, LLC	Delaware	82-4549154
Encompass Health Rehabilitation Hospital of Lakeland, LLC	Delaware	85-1599538
Encompass Health Rehabilitation Hospital of Lakeview, LLC	Delaware	25-1573943
Encompass Health Rehabilitation Hospital of Largo, LLC	Delaware	63-1134645
Encompass Health Rehabilitation Hospital of Las Vegas, LLC	Delaware	25-1693810
Encompass Health Rehabilitation Hospital of Libertyville, LLC	Delaware	84-2352894
Encompass Health Rehabilitation Hospital of Littleton, LLC	Delaware	45-4929357
Encompass Health Rehabilitation Hospital of Manati, Inc.	Delaware	20-1151662
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC	Delaware	63-1105923
Encompass Health Rehabilitation Hospital of Miami, LLC	Delaware	27-5253818
Encompass Health Rehabilitation Hospital of Middletown, LLC	Delaware	27-3463026
Encompass Health Rehabilitation Hospital of Modesto, LLC	Delaware	46-4417320
Encompass Health Rehabilitation Hospital of Montgomery, Inc.	Alabama	63-1106107
Encompass Health Rehabilitation Hospital of Murrieta, LLC	Delaware	82-3473130
Encompass Health Rehabilitation Hospital of New England, LLC	Delaware	90-1015581
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.	Delaware	63-1105924
Encompass Health Rehabilitation Hospital of North Tampa, LLC	Delaware	81-5205937
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC	Delaware	63-1184835
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC	Delaware	26-1159764
Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.	Delaware	25-1654947
Encompass Health Rehabilitation Hospital of Ocala, LLC	Delaware	27-3308405
Encompass Health Rehabilitation Hospital of Panama City, Inc.	Florida	63-1119356
Encompass Health Rehabilitation Hospital of Pearland, LLC	Delaware	81-1940348
Encompass Health Rehabilitation Hospital of Pensacola, LLC	Delaware	82-2383902
Encompass Health Rehabilitation Hospital of Petersburg, LLC	Delaware	20-0948362
Encompass Health Rehabilitation Hospital of Plano, LLC	Delaware	25-1661222
Encompass Health Rehabilitation Hospital of Reading, LLC	Delaware	72-1397929
Encompass Health Rehabilitation Hospital of Richardson, LLC	Delaware	20-5315890
Encompass Health Rehabilitation Hospital of Round Rock, LLC	Delaware	20-8038733
Encompass Health Rehabilitation Hospital of San Antonio, Inc.	Delaware	63-1105930

Encompass Health Rehabilitation Hospital of San Juan, Inc.	Delaware	46-0977422
Encompass Health Rehabilitation Hospital of Sarasota, LLC	Delaware	63-1134650
Encompass Health Rehabilitation Hospital of Scottsdale, LLC	Delaware	63-1184846
Encompass Health Rehabilitation Hospital of Shelby County, LLC	Delaware	27-0275705
Encompass Health Rehabilitation Hospital of Shreveport, LLC	Delaware	84-4765362
Encompass Health Rehabilitation Hospital of Sioux Falls, LLC	Delaware	83-2549368
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.	Delaware	63-1244181
Encompass Health Rehabilitation Hospital of St. Augustine, LLC	Delaware	85-1559447
Encompass Health Rehabilitation Hospital of Sugar Land, LLC	Delaware	27-2810882
Encompass Health Rehabilitation Hospital of Sunrise, LLC	Delaware	63-1134714
Encompass Health Rehabilitation Hospital of Tallahassee, LLC	Delaware	63-1134713
Encompass Health Rehabilitation Hospital of Texarkana, Inc.	Delaware	63-1105916
Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC	Delaware	26-1408611
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.	Delaware	63-1105909
Encompass Health Rehabilitation Hospital of Toledo, LLC	Delaware	84-3719357
Encompass Health Rehabilitation Hospital of Toms River, LLC	Delaware	63-1105897
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.	Delaware	63-1105921
Encompass Health Rehabilitation Hospital of Tustin, L.P.	Delaware	33-0695017
Encompass Health Rehabilitation Hospital of Utah, LLC	Delaware	63-1105917
Encompass Health Rehabilitation Hospital of Vineland, LLC	Delaware	26-2414472
Encompass Health Rehabilitation Hospital of Waco, LLC	Delaware	84-4256550
Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC	Massachusetts	04-2987822
Encompass Health Rehabilitation Hospital of York, LLC	Delaware	63-1105925
Encompass Health Rehabilitation Hospital The Vintage, LLC	Delaware	27-0941690
Encompass Health Rehabilitation Hospital Vision Park, LLC	Delaware	26-0518706
Encompass Health Rehabilitation Institute of Tucson, LLC	Alabama	63-1184847
Encompass Health San Angelo Holdings, LLC	Delaware	84-3195320
Encompass Health Savannah Holdings, LLC	Delaware	47-1113576
Encompass Health Sea Pines Holdings, LLC	Delaware	45-4093483
Encompass Health Sewickley Holdings, LLC	Delaware	82-2153220
Encompass Health South Carolina Real Estate, LLC	Delaware	46-3629300
Encompass Health South Dakota Real Estate, LLC	Delaware	83-2536799
Encompass Health Southern Illinois Holdings, LLC	Delaware	83-4584528
Encompass Health Southern Maryland Holdings, LLC	Delaware	82-2488700
Encompass Health Support Companies, LLC	Delaware	46-2882734
Encompass Health Texas Real Estate, LLC	Delaware	27-3167838
Encompass Health Tucson Holdings, LLC	Delaware	45-4055073
Encompass Health Tulsa Holdings, LLC	Delaware	47-4340755
Encompass Health Tyler Holdings, Inc.	Delaware	25-1667731
Encompass Health Utah Real Estate, LLC	Delaware	46-3649491

Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC	Delaware	63-1184848
Encompass Health Virginia Real Estate, LLC	Delaware	47-2424063
Encompass Health Walton Rehabilitation Hospital, LLC	Delaware	46-1318969
Encompass Health West Tennessee Holdings, LLC	Delaware	47-5213142
Encompass Health West Virginia Real Estate, LLC	Delaware	27-4647272
Encompass Health Westerville Holdings, LLC	Delaware	47-4109302
Encompass Health Winston-Salem Holdings, LLC	Delaware	81-3262644
Encompass Health Yuma Holdings, Inc.	Delaware	95-4895912
Encompass IP Holdings Corporation	Delaware	88-0570234
HealthSouth Rehabilitation Hospital of Austin, Inc.	Delaware	63-1105908
HealthSouth Rehabilitation Hospital of Fort Worth, LLC	Delaware	63-0923506
Print Promotions Group, LLC	Delaware	46-2863772
Rebound, LLC	Delaware	62-1178229
Rehabilitation Hospital Corporation of America, LLC	Delaware	23-2655290
Rehabilitation Hospital of North Alabama, LLC	Delaware	37-1921725
Rehabilitation Hospital of Plano, LLC	Delaware	25-1612423
Reliant Blocker Corp.	Delaware	27-5236263
Western Neuro Care, Inc.	Delaware	94-3030235

#	All Registrants have the following principal executive offices:
c/o Encompass Health Corporation
9001 Liberty Parkway
Birmingham, Alabama 35242
(205) 967-7116

Item 1.    General Information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
340 Madison Avenue, 4th Floor
New York, NY 10017-2613

(b)    Whether it is authorized to exercise corporate trust powers.
The trustee is authorized to exercise corporate trust powers.
Item 2.    Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe such affiliation.
None.
Items 3-15.    No responses are included for Items 3-15 of this Form T-1 because, to the best of the Trustee’s knowledge, neither the obligor nor any guarantor is in default under any Indenture for which the Trustee acts as Trustee and the Trustee is not a foreign trustee as provided under Item 15.
Item 16.    List of exhibits. List below all exhibits filed as a part of this statement of eligibility.
1.    A copy of the articles of association of the trustee. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-200089).
2.     A copy of the certificate of authority of the trustee to commence business.
3.     A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Computershare Trust Company, National Association.
4.    A copy of the existing bylaws of the trustee, as now in effect. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-200089).

5.    Not applicable

6.    The consent of the Trustee required by Section 321(b) of the Act.

7.    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
8.    Not applicable
9.    Not applicable

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, and State of Minnesota, on the 31st day of October, 2023.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
By:	/s/ Raymond Delli Colli
Name: Raymond Delli Colli Title: Vice President

EXHIBIT 2
A copy of the Comptroller of the Currency Certificate of Corporate Existence for Computershare Trust Company, National Association, dated October 2, 2023.

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE AND FIDUCIARY POWERS

I, Michael J. Hsu, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "Computershare Trust Company, National Association," Canton, Massachusetts (Charter No. 23148), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers on the date of this certificate.

IN TESTIMONY WHEREOF, today, October 2, 2023, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Acting Comptroller of the Currency

CURRENCY BUREAU
SEAL
OF THE
Comptroller
OF THE
CURRENCY
TREASURY DEPARTMENT

2024-00019-C

EXHIBIT 3

A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Computershare Trust Company, National Association, dated October 2, 2023.

EXHIBIT 6

CONSENT OF THE TRUSTEE
Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of debt securities, Computershare Trust Company, National Association hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
By:	/s/ Raymond Delli Colli
Name: Raymond Delli Colli Title: Vice President

October 31, 2023

EXHIBIT 7
Consolidated Report of Condition of
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
150 Royall Street, Canton, MA 02021
at the close of business June 30, 2023.

ASSETS	Dollar Amounts In Thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,598
Interest-bearing balances	366,188
Securities:
Held-to-maturity securities	-0-
Available-for-sale securities	1,154
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	-0-
Securities purchased under agreements to resell	-0-
Loans and lease financing receivables:
Loans and leases held for sale	-0-
Loans and leases, net of unearned income	-0-
LESS: Allowance for loan and lease losses	-0-
Loans and leases, net of unearned income and allowance	-0-
Trading assets	-0-
Premises and fixed assets (including capitalized leases)	10,096
Other real estate owned	-0-
Investments in unconsolidated subsidiaries and associated companies	-0-
Direct and indirect investments in real estate ventures	-0-
Intangible assets:
Goodwill	134,206
Other intangible assets	512,404
Other assets	148,132
Total assets	1,174,778

LIABILITIES
Deposits:
In domestic offices	-0-
Noninterest-bearing	-0-
Interest-bearing	-0-
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	-0-
Securities sold under agreements to repurchase	-0-
Trading liabilities	-0-
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	-0-
Not applicable
Not applicable
Subordinated notes and debentures	-0-
Other liabilities	182,086
Total liabilities	182,086

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	500
Surplus (exclude all surplus related to preferred stock)	827,224
Retained earnings	164,968
Accumulated other comprehensive income	-0-
Other equity capital components	-0-
Total bank equity capital	992,692
Noncontrolling (minority) interests in onsolidated subsidiaries	-0-
Total equity capital	992,692
Total liabilities and equity capital	1,174,778

I, Robert G. Marshall, Assistant Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

/s/ Robert G. Marshall

Robert G. Marshall
Assistant Controller